North Square Core Plus Bond Fund

(Formerly North Square Trilogy Alternative Return Fund)

TICKER: Class I: STTIX

Summary Prospectus

September 27, 2024

Before you invest, you may want to review the North Square Core Plus Bond Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-reports-holdings. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 27, 2024, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objectives of the North Square Core Plus Bond Fund (the “Fund”) are to seek high current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]		0.38%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.83%
Shareholder servicing fee	0.15%
All other expenses	0.68%
Acquired fund fees and expenses[2]		0.02%
Total annual fund operating expenses[3]		1.23%
Fees waived and/or expenses reimbursed		-0.63%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[4]		0.60%

1	Restated to reflect current fees.
2	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. These fees are estimated following changes made effective September 27, 2024 to the Fund’s principal investment strategies.
3	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
4	North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.58% of the average daily net assets of the Fund’s Class I shares (“Expense Limitation Agreement”). The Expense Limitation Agreement is in effect until September 30, 2026, and it may be terminated before that date only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.
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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$61	$328	$615	$1,433

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 4% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objectives, the Adviser has selected CSM Advisors, LLC (“CSM”), an affiliate of, and under common control with, the Adviser, and Red Cedar Investment Management, LLC (“Red Cedar”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to serve as the Fund’s investment sub-advisers and allocates the Fund’s assets to the Sub-Advisers. The Adviser is responsible for establishing the target allocation of the Fund’s assets to each Sub-Adviser and may adjust the target allocations at its discretion. As of the date of this Prospectus, the anticipated target allocations to each Sub-Adviser are indicated in the below table. The Adviser is responsible for establishing the target allocations of the Fund’s assets to each Sub-Adviser and such allocations may change in the future.

Sub-Adviser	Target Asset Allocation	Investment Style
CSM Advisors, LLC	65%	Core
Red Cedar Investment Management, LLC	35%	Plus

To pursue its objectives, under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Under normal market conditions, the Fund will invest at least 65% of its net assets in investment grade debt securities. Securities in which the Fund may invest include U.S. Treasury and U.S. government agency securities, investment grade corporate debt instruments, investment grade preferred securities, investment grade municipal bonds, mortgage-backed (including collateralized mortgage backed-securities), asset-backed securities, collateralized loan obligations, bank loans, and below investment grade securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by CSM or Red Cedar to be of comparable quality. The Fund may invest over 25% of its net assets in the financials sector. Below investment grade securities, also known as “high yield” or “junk” securities, will not exceed 35% of the Fund’s net assets at the time of purchase.

The Fund may invest in debt securities of any maturity. The Fund will seek to maintain an effective duration within 75% to 125% of that of its benchmark, the Bloomberg US Aggregate Bond Index.

CSM focuses on investment in investment grade securities and attempts to diversify the Fund’s portfolio by holding debt obligations of various issuers in a variety of sectors. Red Cedar focuses on investment in below investment grade securities sourced from multiple asset classes, including preferred securities, structured credit (e.g., asset-backed securities, mortgage-backed securities and commercial backed corporate securities), traditional corporate high yield securities, bank loans and collateralized loan obligations. Red Cedar’s Plus investment strategy involves tactical and strategic allocation changes among these asset classes based on Red Cedar’s analysis of relative value. As the market and economy change, those asset classes may be rotated into more traditional high yield or “rising stars” in the corporate bond market. “Rising stars” are securities which exhibit improving fundamentals and are anticipated by Red Cedar to receive a ratings upgrade from high yield to investment grade in the foreseeable future.

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The Fund will utilize derivatives, including futures, forward contracts, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for investment purposes for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund intends to use futures and swaps to hedge against general market risk, while it intends to use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund will use options to hedge against market risk and to enhance returns and gain synthetic exposure to a security without holding the underlying asset. Other uses of derivatives may be employed as deemed appropriate by a Sub-Adviser.

The Fund may invest its assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities may include non-U.S. Dollar denominated securities traded outside of the United States or U.S. Dollar denominated securities.
The Fund may invest up to 20% of its net assets in non-U.S. Dollar denominated securities.

Red Cedar employs a derivatives overlay strategy to, among other things, adjust the risk profile of the Fund’s portfolio. Within the Plus sleeve, Red Cedar may seek to mitigate undesired risk exposures through hedges, including, among other strategies, the purchase of credit default swap contracts and foreign currency futures. In addition, the derivatives overlay strategy may also be used for duration and currency management. Red Cedar seeks to target the desired duration and term structure exposure of the entire portfolio, both Core and Plus segments, using U.S. Treasury futures. Red Cedar may utilize currency futures to hedge non-U.S. dollar positions, as desired, of the entire portfolio, both Core and Plus segments.

The Sub-Advisers seek to identify securities which they believe offer significantly higher yields than U.S. Treasury securities of comparable maturity, while striving to maintain stability of principal and preserving credit quality through extensive credit analysis and broad diversification across security types. The Sub-Advisers select preferred securities based upon a review of yield characteristics, call provisions, credit quality and ratings, and ability to continue paying dividends, among other features. In evaluating and selecting debt securities, the Sub-Advisers balance various factors, including increased yield as compared to U.S. Treasuries, maturity, call provisions and credit quality. The Fund will generally sell a security if its full valuation is realized, if better opportunities are identified, if news alters the Sub-Adviser’s investment thesis, if the security’s credit quality deteriorates, or if the Fund requires cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Market Risk, Credit Risk, Fixed Income Securities Risk, Interest Rate Risk, Preferred Securities Risk, Mortgage-Backed and Asset-Backed Securities Risk, Collateralized Loan Obligations Risk, Bank Loan Risk, High Yield (“Junk”) Bond Risk, Financials Sector Risk, Foreign Investment Risk, Derivatives Risk, Yield Curve Risk, and Gap Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign
(non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets.

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Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent. The Fund could lose money if an issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligation on investments held by the Fund.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed (including residential and commercial mortgage-backed) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.

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Bank Loan Risk. The Fund’s investment in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. In addition, the settlement of bank loans occurs on an extended (multi-week) basis, which may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. In addition, there is the potential that bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. An economic downturn or period of rising interest rates could adversely affect the value of these securities and the market for these securities and reduce the liquidity of the securities.

Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Derivatives Risk. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps, forward currency exchange contracts, and mortgage dollar rolls. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Opening derivative positions also exposes the Fund to risk that the counterparty to the transaction defaults. Additionally, certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral and the Fund may have to post additional margin or collateral if the value of the derivative position decreases in a manner adverse to the Fund.

Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

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Gap Risk. The Fund is subject to the risk that the value of the Fund’s investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser,
Sub-Advisers, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Futures Risk. The Fund may enter into a futures contract in which the Fund (acting as a buyer or seller) may be forced to make delivery (as a seller) or take delivery (as a buyer) of a specific asset at a specified future date and price. The secondary market for futures may be less liquid causing the contract to be difficult to close. Unanticipated market movements may also make delivery difficult for the seller and cause significant, potentially unlimited, losses.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or
Sub-Advisers about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Advisers in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Swaps Risk. The Fund may enter into swap transactions, including credit default swaps and index credit default swaps. Swap transactions involve the risk that the party with whom the Fund entered into the transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to pay the other party. Swaps may also be difficult to value, which in turn may cause liquidity issues.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. As a result, the Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

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Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of Class I shares of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Effective September 27, 2024, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to invest, under normal circumstances, primarily in investment grade debt securities. Prior to September 27, 2024, the Fund invested across multiple investment strategies and investment techniques that were designed to generate return and manage risk exposure across varying market conditions by employing three separate investment styles. Accordingly, the performance shown below for periods prior to September 27, 2024, is based on the Fund’s prior principal investment strategies and may not be representative of the Fund’s performance under its current principal investment strategies. Effective September 27, 2024, the Fund converted Class A and Class C shares into Class I shares.

The Fund has adopted the historical performance of the Stadion Trilogy Alternative Return Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2024 was 1.19%.

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Class I
Highest Calendar Quarter Return at NAV (non-annualized)	4.93%	Quarter ended 6/30/2016
Lowest Calendar Quarter Return at NAV (non-annualized)	-5.04%	Quarter ended 9/30/2023

Average Annual Total Returns (for the periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	-1.89%	0.35%	0.74%
Return After Taxes on Distributions	-2.51%	0.02%	0.45%
Return After Taxes on Distributions and Sale of Fund Shares	-0.91%	0.24%	0.55%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	5.53%	1.10%	1.81%
HFRX Absolute Return Index (reflects no deduction for fees, expenses, or taxes)	2.95%	2.59%	1.97%
1 Effective September 27, 2024, in connection with changes to the Fund’s investment objectives and principal investment strategies, the Fund’s primary benchmark index changed from the HFRX Absolute Return Index to the Bloomberg US Aggregate Bond Index. The Adviser believes this benchmark index more closely aligns with the investment objectives and principal investment strategies of the Fund. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commission or other expense of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Investment Adviser and Sub-Advisers

North Square Investments, LLC is the Fund’s investment adviser (the “Adviser”). CSM Advisors, LLC (“CSM”), an affiliate of, and under common control with, the Adviser, and Red Cedar Investment Management, LLC (“Red Cedar”), serve as the Fund’s investment sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”).

Portfolio Managers

The Sub-Advisers’ portfolio management teams with respect to the Fund are comprised of:

Sub-Adviser	Portfolio Manager	Managed the Fund Since:
CSM Advisors, LLC	Brian S. Allen, CFA, Senior Vice President, Chief Investment Officer	2024
	Bryan R. Johanson, CFA, Senior Vice President	2024
	Jack P. White, CFA, Senior Vice President, Director of Fixed Income	2024
	Zachary K. Hubert, CFA, Vice President	2024
Red Cedar Investment Management, LLC	John L. Cassady III, CFA, Managing Partner, Chief Executive Officer and Co-Chief Investment Officer	2024
	Brandon F. Bajema, CFA, CPA, Partner and Co-Chief Investment Officer	2024
	David L. Withrow, CFA, Managing Partner and Senior Market Strategist	2024
	Jason M. Schwartz, CFA, Partner and Director of Portfolio Management	2024

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Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount shown in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I shares
All Accounts	$1,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.